Brazos International Exploration, Inc. Enters into Letter of Intent to Purchase Oil and Gas Company

NEW YORK (BUSINESS WIRE) Brazos International Exploration, Inc.(Over The Counter Bulletin Board: BRZL), announced today it has executed a Letter of Intent to purchase Renfro Energy, LLC (“RE”), a Dallas, Texas based independent oil and gas company.  RE primary assets is its 100% interest in an oil producing property located in Southwest Louisiana with significant development and exploration potential.

In exchange for cash consideration and a net profits interest in the property, BRZL will purchase 100% of the membership interests in RE which includes the company’s two producing oil wells making 12-15 barrels per day, one saltwater disposal well, one shut-in well designated for exploration drilling, several pumping units, an oil, gas, and water separation facility, an oil and water pumping facility, an oil and gas storage facility, and five square miles of 3-D Seismic data processed and partially evaluated.

It is anticipated, based on 3-D Seismic data and subsurface geology, and upon completion of a $2 million development drilling program, the property’s daily oil production could exceed 100 barrels. However, there can be no assurance that the achievement of daily production will reach 100 barrels per day.

“Having an asset like this property provides the necessary foundation for BRZL to build upon With positive cash flow from day one and 880 acres of development and exploration acreage to exploit utilizing the 3-D Seismic data, we are very excited to get started and initiate a drilling program to generate significant cash flow and increase shareholder value.”  Stated Samuel Weiss, BRZL’s President.

The property, which has produced over 6 million barrels of oil since its initial discovery well drilled in the 1930’s, has potential for additional oil reserves

About Brazos International Exploration, Inc.:

Brazos International Exploration, Inc. is a development stage oil and gas development and exploration company based in the United States that is traded on the Over the Counter Bulletin Board under the Symbol BRZL. The goal of BRZL is to grow through internally generated and developed prospects, participation with industry partners in oil and gas exploration and in targeted joint ventures. This business methodology offers lower potential risk and higher potential returns, often in shorter time periods, than through traditional means of oil and gas exploration.

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS EXPLORATION AND DEVELOPMENT AND NEEDS FOR FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. FINRA, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

Contact:

Samuel G. Weiss

(516) 816-5431

sgwesq@gmail.com